Exhibit 99.1

POWERSECURE ANNOUNCES STRATEGIC RELATIONSHIP WITH DATA CENTER COMPANY BUILDING NEW MULTI-SITE PLATFORM

—PowerSecure awarded first two data centers of planned 200 MW multi-site build-out —

WAKE FOREST, N.C. – February 23, 2015 – PowerSecure International, Inc. (NYSE: POWR) today announced that it has established a strategic relationship under a master services agreement with a new data center company to design and deliver a custom electrical approach for the build-out of its new, multi-site platform.

Under this master services agreement, PowerSecure is positioned to provide this new customer with integrated, end-to-end solutions to support their anticipated build-out of more than 200 MW of data center capacity across multiple locations over the next several years.

In conjunction with this new relationship, PowerSecure has been awarded its first orders totaling $13 million of solutions for two new data centers in the Western half of the United States.

PowerSecure can offer integrated turnkey electrical design and solutions from the utility substation to the server racks, including on-site distributed generation, PowerSecure’s 24/7/365 PowerControl remote monitoring and an advanced system testing protocol, all of which can combine with this customer’s proprietary technology and the direct involvement of local utilities to deliver high reliability and value.

“We are thrilled that by leveraging PowerSecure’s deep utility relationships, and our integrated, turnkey approach to deliver industry-leading reliability and unique value to the customer, we were able to secure a breakthrough data center relationship that enables our new customer to deploy our design and solutions across multiple locations for maximum efficiency,” said Sidney Hinton, chief executive officer of PowerSecure.

While the master services agreement covers work to support more than 200 MW of anticipated project build-out over the next several years, PowerSecure will only add projects to its contracted backlog as they are formally awarded. These first two awards, totaling $13 million, have been added to the company’s near term backlog. The company will provide an update to its total current backlog numbers in its upcoming earnings press release on March 4, 2015.

About PowerSecure

PowerSecure International, Inc. is a leading provider of utility and energy technologies to electric utilities, and their industrial, institutional and commercial customers. PowerSecure provides products and services in the areas of Interactive Distributed Generation ® (IDG®), energy efficiency and utility infrastructure.

The company is a pioneer in developing IDG® power systems with sophisticated smart grid capabilities, including the ability to 1) forecast electricity demand and electronically deploy the systems to deliver more efficient, and environmentally friendly, power at peak power times, 2) provide utilities with dedicated electric power generation capacity to utilize for demand response purposes and 3) provide customers with the most dependable standby power in the industry. Its proprietary distributed generation system designs utilize a range of technologies to deliver power, including renewables.

The company’s energy efficiency products and services include energy efficient lighting solutions that utilize LED technologies to improve lighting quality, and the design, installation and maintenance of energy conservation measures which we offer, primarily as a subcontractor, to large energy service company providers, called ESCOs, for the benefit of commercial, industrial and institutional customers as end users.

PowerSecure also provides electric utilities with transmission and distribution infrastructure maintenance and construction services, and engineering and regulatory consulting services. Additional information is available at www.powersecure.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the size of the orders and the amount and timing of the revenues projected to be generated from the new business discussed in this press release; statements concerning the company’s outlook, prospects and expectations for revenues, net income and E.P.S. results and growth generally; and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, including statements about other future financial and non-financial items, performance or events and about present and future products, services, technologies and businesses; and statements of assumptions underlying the foregoing.

Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that are difficult to predict and could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the size, timing and terms of the sales awards and new business discussed in this press release, including the company’s ability to secure the additional orders and generate the revenues contemplated in this press release; the slow pace of the economic recovery and the volatility, uncertainty and inconsistency in the financial and credit markets and the effects thereof on the company’s markets and customers, the demand for its products and services, and the company’s access to capital; the potential adverse financial and reputational consequences that can result from safety risks and hazards such as accidents inherent in the company’s operations; the impact of the company’s recent acquisitions; the company’s ability to reduce and control its costs and expenses; the timely and successful development, production and market acceptance of new and enhanced products, services and technologies of the company; the ability of the company to obtain adequate supplies of key components and materials of sufficient reliability and quality for its products and technologies on a timely and cost-effective basis and the effects of related warranty claims and disputes; the ability of the company to successfully expand its core distributed generation products and services, to successfully develop and achieve market acceptance of its new energy-related businesses, to successfully expand its recurring revenue projects, to manage its growth and to address the effects of any future changes in utility tariff structures and environmental requirements on its business solutions; the effects of competition; changes in customer and industry demand and preferences; the ability of the company to continue the growth and diversification of its customer base; the ability of the company to attract, retain, and motivate its executives and key personnel; changes in the energy industry in general and the electricity, oil, and natural gas markets in particular, including price levels; the effects of competition; the ability of the company to secure and maintain key contracts and relationships; the effects of pending and future litigation, claims and disputes; and other risks, uncertainties and other factors identified from time to time in its reports filed with or furnished to the Securities and Exchange Commission, including the company’s most recent Annual Report on Form 10-K, as well as subsequently filed reports on Form 10-Q and Form 8-K, copies of which may be obtained by visiting the investor relations page of the company’s website at www.powersecure.com or the SEC’s website at www.sec.gov.

Accordingly, there is no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

Contact:

John Bluth

(919) 453-2103

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